Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
February 28, 1997



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.6878%



        Excess Protection Level
          3 Month Average  4.85%
          February, 1997  5.35%
          January, 1997  3.76%
          December, 1996  5.46%


        Cash Yield                                  16.84%


        Investor Charge Offs                        4.37%


        Base Rate                                   7.12%


        Over 35 Day Delinquency                     4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $25,119,592,718.23


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,129,965,199.74